Exhibit 99.1
For Immediate Release
Starwood Property Trust Reports Results for the
Quarter and Year Ended December 31, 2021
– Quarterly GAAP Earnings of $0.31 and Distributable Earnings of $1.10 per Diluted Share –
– Record $7.1 Billion of Investment Activity in Fourth Quarter, Including $4.4 Billion in CRE Lending –
–Record $16.7 Billion of Investment Activity in 2021, Including $10.0 Billion in CRE Lending –
– Established Affordable Housing Investment Fund, Selling a 20.6% Interest for $216.0 Million –
– Raised $393 Million of Common Equity and Issued $400 Million 3.75% Notes due 2024 –
– Largest Non-Bank CMBS Loan Contributor for Second Year in a Row –
– Paid Dividend of $0.48 per Share –
GREENWICH, Conn., February 25, 2022 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter and year ended December 31, 2021. The Company’s fourth quarter 2021 GAAP net income was $91.4 million, or $0.31 per diluted share, and Distributable Earnings (a non-GAAP financial measure) was $335.0 million, or $1.10 per diluted share. The Company's full year 2021 GAAP net income was $447.7 million, or $1.52 per diluted share, and Distributable Earnings was $794.1 million, or $2.63 per diluted share. Distributable Earnings in both periods includes a $191.3 million gain related to the sale of a 20.6% interest in the new affordable housing investment fund during the fourth quarter of 2021, or $0.62 and $0.63 per diluted share for the quarter and full year, respectively. For GAAP purposes, the establishment of the fund resulted in a $1.2 billion positive mark-to-market adjustment directly to equity which did not impact earnings.
“2021 was a record investment year at Starwood Property Trust. We leveraged our global multi-cylinder platform to invest $16.7 billion, over 50% more than any previous year. In the fourth quarter alone, we invested $7.1 billion, and closed or committed to close over $3.0 billion after quarter end. With $24.1 billion of predominately floating rate assets, we remain very well positioned to navigate the current environment," commented Barry Sternlicht, Chairman and CEO of Starwood Property Trust.

“To fund our record pace of investments and our pipeline, we recently raised $1.7 billion from debt and equity. With $9.0 billion of available secured financing and corporate debt capacity, we have ample liquidity to take advantage of the significant opportunities we see in the market,” added Jeffrey DiModica, President of Starwood Property Trust.

Supplemental Schedules
The Company has published supplemental earnings schedules on its website in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders. Specifically, these materials can be found on the Company’s website in the Investor Relations section under “Quarterly Results” at www.starwoodpropertytrust.com.

Webcast and Conference Call Information
The Company will host a live webcast and conference call on Friday, February 25, 2022, at 10:00 a.m. Eastern Time.  To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. The webcast is available at www.starwoodpropertytrust.com in the Investor Relations section of the website. The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in.
To Participate via Telephone Conference Call:
Dial in at least 15 minutes prior to start time.
Domestic: 1-877-407-9039
International: 1-201-689-8470

Conference Call Playback:
Domestic: 1-844-512-2921
International: 1-412-317-6671
Passcode: 13726790
The playback can be accessed through March 4, 2022.
About Starwood Property Trust, Inc.
Starwood Property Trust (NYSE: STWD) is a leading diversified finance company with a core focus on the real estate and infrastructure sectors. An affiliate of global private investment firm Starwood Capital Group, the Company has successfully deployed over $83 billion of capital since inception and manages a portfolio of over $24 billion across debt and equity investments. Starwood Property Trust’s investment objective is to generate attractive and stable returns for shareholders, primarily through dividends, by leveraging a premiere global organization to identify and execute on the best risk adjusted returning investments across its target assets. Additional information can be found at www.starwoodpropertytrust.com.
Forward-Looking Statements
Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are developed by combining currently available information with our beliefs and assumptions and are generally identified by the words “believe,” “expect,” “anticipate” and other similar expressions.  Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained.  Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, the severity and duration of economic disruption caused by the COVID-19 global pandemic (including the emergence of new strains of the virus), completion of pending investments and financings, continued ability to acquire additional investments, competition within the finance and real estate industries, availability of financing and other risks detailed under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as well as other risks and uncertainties set forth from time to time in the Company's reports filed with the SEC.
In light of these risks and uncertainties, there can be no assurances that the results referred to in the forward-looking statements contained herein will in fact occur. Except to the extent required by applicable law or regulation, we undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, changes to future results over time or otherwise.

Additional information can be found on the Company’s website at www.starwoodpropertytrust.com.

Contact:
Zachary Tanenbaum
Starwood Property Trust
Phone: 203-422-7788
Email: ztanenbaum@starwood.com

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the three months ended December 31, 2021
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$189,723	$23,512	$—	$3,957	$—	$217,192	$—	$217,192
Interest income from investment securities	15,971	531	—	25,023	—	41,525	(29,312)	12,213
Servicing fees	120	—	—	14,628	—	14,748	(5,748)	9,000
Rental income	1,370	—	37,653	8,839	—	47,862	—	47,862
Other revenues	71	65	60	3,246	—	3,442	(4)	3,438
Total revenues	207,255	24,108	37,713	55,693	—	324,769	(35,064)	289,705
Costs and expenses:
Management fees	47	—	—	—	76,010	76,057	3	76,060
Interest expense	61,636	9,755	10,273	5,653	29,432	116,749	(220)	116,529
General and administrative	11,078	4,276	5,103	23,697	4,300	48,454	83	48,537
Acquisition and investment pursuit costs	371	1	(60)	66	—	378	—	378
Costs of rental operations	421	—	15,674	4,580	—	20,675	—	20,675
Depreciation and amortization	313	101	11,950	3,645	—	16,009	—	16,009
Credit loss provision, net	9,397	11,301	—	—	—	20,698	—	20,698
Other expense	—	—	—	—	—	—	—	—
Total costs and expenses	83,263	25,434	42,940	37,641	109,742	299,020	(134)	298,886
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	82,030	82,030
Change in fair value of servicing rights	—	—	—	3,524	—	3,524	(2,686)	838
Change in fair value of investment securities, net	11,857	—	—	30,766	—	42,623	(43,913)	(1,290)
Change in fair value of mortgage loans, net	(10,243)	—	—	11,177	—	934	—	934
Income from affordable housing fund investments	—	—	6,425	—	—	6,425	—	6,425
Earnings (loss) from unconsolidated entities	1,569	1,085	—	580	—	3,234	(484)	2,750
(Loss) gain on sale of investments and other assets, net	(43)	162	—	12,488	—	12,607	—	12,607
Gain (loss) on derivative financial instruments, net	13,997	370	6,121	744	(4,661)	16,571	—	16,571
Foreign currency (loss) gain, net	(346)	96	16	(1)	—	(235)	—	(235)
Loss on extinguishment of debt	—	—	(5,140)	(91)	—	(5,231)	—	(5,231)
Other (loss) income, net	(939)	—	—	41	—	(898)	—	(898)
Total other income (loss)	15,852	1,713	7,422	59,228	(4,661)	79,554	34,947	114,501
Income (loss) before income taxes	139,844	387	2,195	77,280	(114,403)	105,303	17	105,320
Income tax (provision) benefit	(2,087)	(32)	—	(173)	1	(2,291)	—	(2,291)
Net income (loss)	137,757	355	2,195	77,107	(114,402)	103,012	17	103,029
Net income attributable to non-controlling interests	(4)	—	(5,439)	(6,120)	—	(11,563)	(17)	(11,580)
Net income (loss) attributable to Starwood Property Trust, Inc.	$137,753	$355	$(3,244)	$70,987	$(114,402)	$91,449	$—	$91,449

Definition of Distributable Earnings
Distributable Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT. For the Company’s purposes, Distributable Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs from successful acquisitions, depreciation and amortization of real estate and associated intangibles and any unrealized gains, losses or other non-cash items recorded in net income for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income and, to the extent deducted from net income (loss), distributions payable with respect to equity securities of subsidiaries issued in exchange for properties or interests therein. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors.

Reconciliation of Net Income to Distributable Earnings
For the three months ended December 31, 2021
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	137,753	355	(3,244)	70,987	(114,402)	91,449
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	4,691	—	—	4,691
Non-cash equity compensation expense	1,783	1,054	55	950	6,086	9,928
Management incentive fee	—	—	—	—	51,163	51,163
Acquisition and investment pursuit costs	(97)	—	(89)	(108)	—	(294)
Depreciation and amortization	253	91	12,021	3,779	—	16,144
Credit loss provision, net	9,397	11,301	—	—	—	20,698
Interest income adjustment for securities	895	—	—	5,896	—	6,791
Extinguishment of debt, net	—	—	—	—	(247)	(247)
Other non-cash items	2	—	110	(2,020)	2	(1,906)
Reversal of GAAP unrealized (gains) / losses on:
Loans	10,243	—	—	(11,177)	—	(934)
Securities	(11,857)	—	—	(30,766)	—	(42,623)
Woodstar Fund investments	—	—	(6,425)	—	—	(6,425)
Derivatives	(16,690)	(429)	(7,927)	(1,514)	7,095	(19,465)
Foreign currency	346	(96)	(16)	1	—	235
(Earnings) loss from unconsolidated entities	(1,569)	(1,085)	—	(580)	—	(3,234)
Sales of properties	—	—	—	(12,487)	—	(12,487)
Recognition of Distributable realized gains / (losses) on:
Loans	996	—	—	13,287	—	14,283
Realized credit loss	(7,050)	—	—	—	—	(7,050)
Securities	(6,138)	—	—	(594)	—	(6,732)
Woodstar Fund investments	—	—	7,027	—	—	7,027
Sale of interest in Woodstar Fund	—	—	196,410	—	—	196,410
Derivatives	3,718	217	(34)	503	—	4,404
Foreign currency	2,340	(91)	16	(1)	—	2,264
Earnings (loss) from unconsolidated entities	1,888	1,085	—	455	—	3,428
Sales of properties	—	—	—	7,508	—	7,508
Distributable Earnings (Loss)	$126,213	$12,402	$202,595	$44,119	$(50,303)	$335,026
Distributable Earnings (Loss) per Weighted Average Diluted Share	$0.41	$0.04	$0.67	$0.15	$(0.17)	$1.10

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the year ended December 31, 2021
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$705,499	$85,057	$—	$9,735	$—	$800,291	$—	$800,291
Interest income from investment securities	67,589	2,190	—	96,771	—	166,550	(121,382)	45,168
Servicing fees	453	—	—	58,896	—	59,349	(20,610)	38,739
Rental income	5,486	—	234,840	38,505	—	278,831	—	278,831
Other revenues	294	293	198	6,278	—	7,063	(4)	7,059
Total revenues	779,321	87,540	235,038	210,185	—	1,312,084	(141,996)	1,170,088
Costs and expenses:
Management fees	948	—	—	(793)	167,594	167,749	24	167,773
Interest expense	206,353	37,671	59,970	22,543	119,402	445,939	(852)	445,087
General and administrative	42,000	14,557	8,067	88,879	17,472	170,975	327	171,302
Acquisition and investment pursuit costs	893	250	(60)	101	—	1,184	—	1,184
Costs of rental operations	1,769	—	92,190	17,708	—	111,667	—	111,667
Depreciation and amortization	1,243	402	65,833	15,523	—	83,001	—	83,001
Credit loss (reversal) provision, net	(3,560)	11,895	—	—	—	8,335	—	8,335
Other expense	31	—	583	94	—	708	—	708
Total costs and expenses	249,677	64,775	226,583	144,055	304,468	989,558	(501)	989,057
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	162,333	162,333
Change in fair value of servicing rights	—	—	—	4,319	—	4,319	(741)	3,578
Change in fair value of investment securities, net	(8,277)	—	—	28,221	—	19,944	(20,331)	(387)
Change in fair value of mortgage loans, net	13,836	—	—	55,214	—	69,050	—	69,050
Income from affordable housing fund investments	—	—	6,425	—	—	6,425	—	6,425
Earnings (loss) from unconsolidated entities	6,984	1,160	—	815	—	8,959	(207)	8,752
Gain on sale of investments and other assets, net	16,584	189	—	22,211	—	38,984	—	38,984
Gain (loss) on derivative financial instruments, net	73,209	1,253	10,155	8,288	(10,542)	82,363	—	82,363
Foreign currency loss, net	(36,045)	(183)	—	(64)	—	(36,292)	—	(36,292)
Loss on extinguishment of debt	(289)	(1,264)	(5,281)	(113)	(481)	(7,428)	—	(7,428)
Other (loss) income, net	(7,407)	23	—	70	—	(7,314)	—	(7,314)
Total other income (loss)	58,595	1,178	11,299	118,961	(11,023)	179,010	141,054	320,064
Income (loss) before income taxes	588,239	23,943	19,754	185,091	(315,491)	501,536	(441)	501,095
Income tax (provision) benefit	(1,201)	306	—	(7,775)	1	(8,669)	—	(8,669)
Net income (loss)	587,038	24,249	19,754	177,316	(315,490)	492,867	(441)	492,426
Net (income) loss attributable to non-controlling interests	(14)	—	(20,121)	(24,993)	—	(45,128)	441	(44,687)
Net income (loss) attributable to Starwood Property Trust, Inc.	$587,024	$24,249	$(367)	$152,323	$(315,490)	$447,739	$—	$447,739

Reconciliation of Net Income to Distributable Earnings
For the year ended December 31, 2021
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	587,024	24,249	(367)	152,323	(315,490)	447,739
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	19,373	—	—	19,373
Non-cash equity compensation expense	7,210	2,217	197	4,129	25,534	39,287
Management incentive fee	—	—	—	—	70,270	70,270
Acquisition and investment pursuit costs	(555)	—	(355)	(166)	—	(1,076)
Depreciation and amortization	1,003	363	66,101	15,078	—	82,545
Credit loss (reversal) provision, net	(3,560)	11,895	—	—	—	8,335
Interest income adjustment for securities	(1,437)	—	—	17,301	—	15,864
Extinguishment of debt, net	—	—	—	—	(986)	(986)
Income tax (provision) benefit associated with realized (gains) losses	(6,495)	—	—	405	—	(6,090)
Other non-cash items	14	—	(771)	(1,435)	415	(1,777)
Reversal of GAAP unrealized (gains) / losses on:
Loans	(13,836)	—	—	(55,214)	—	(69,050)
Securities	8,277	—	—	(28,221)	—	(19,944)
Woodstar Fund investments	—	—	(6,425)	—	—	(6,425)
Derivatives	(80,740)	(1,497)	(17,269)	(10,966)	20,346	(90,126)
Foreign currency	36,045	183	—	64	—	36,292
(Earnings) loss from unconsolidated entities	(6,984)	(1,160)	—	(815)	—	(8,959)
Sales of properties	(17,693)	—	—	(22,210)	—	(39,903)
Recognition of Distributable realized gains / (losses) on:
Loans	45,621	—	—	57,723	—	103,344
Realized credit loss	(14,807)	—	—	—	—	(14,807)
Securities	(38,180)	—	—	2,045	—	(36,135)
Woodstar Fund investments	—	—	7,027	—	—	7,027
Sale of interest in Woodstar Fund	—	—	196,410	—	—	196,410
Derivatives	9,251	217	(138)	5,563	—	14,893
Foreign currency	12,471	(145)	—	(64)	—	12,262
Earnings (loss) from unconsolidated entities	11,356	1,160	—	2,456	—	14,972
Sales of properties	8,298	—		12,483	—	20,781
Distributable Earnings (Loss)	$542,283	$37,482	$263,783	$150,479	$(199,911)	$794,116
Distributable Earnings (Loss) per Weighted Average Diluted Share	$1.80	$0.12	$0.87	$0.50	$(0.66)	$2.63

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Balance Sheet by Segment
As of December 31, 2021
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Assets:
Cash and cash equivalents	$65,064	$17,011	$14,136	$26,700	$93,861	$216,772	$590	$217,362
Restricted cash	39,853	43,408	954	20,337	—	104,552	—	104,552
Loans held-for-investment, net	13,499,520	2,027,426	—	9,903	—	15,536,849	—	15,536,849
Loans held-for-sale	2,590,005	—	—	286,795	—	2,876,800	—	2,876,800
Investment securities	1,155,452	31,923	—	1,165,395	—	2,352,770	(1,491,786)	860,984
Properties, net	124,503	—	887,553	154,331	—	1,166,387	—	1,166,387
Investments of consolidated affordable housing fund	—	—	1,040,309	—	—	1,040,309	—	1,040,309
Investments in unconsolidated entities	44,938	26,255	—	34,160	—	105,353	(15,256)	90,097
Goodwill	—	119,409	—	140,437	—	259,846	—	259,846
Intangible assets	—	—	34,619	71,064	—	105,683	(42,119)	63,564
Derivative assets	34,265	128	8	391	13,424	48,216	—	48,216
Accrued interest receivable	106,251	3,207	—	947	5,988	116,393	(131)	116,262
Other assets	68,908	14,265	43,420	40,395	21,800	188,788	(162)	188,626
VIE assets, at fair value	—	—	—	—	—	—	61,280,543	61,280,543
Total Assets	$17,728,759	$2,283,032	$2,020,999	$1,950,855	$135,073	$24,118,718	$59,731,679	$83,850,397
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$57,267	$8,917	$14,757	$58,920	$49,779	$189,640	$56	$189,696
Related-party payable	—	—	—	—	76,371	76,371	—	76,371
Dividends payable	—	—	—	—	147,624	147,624	—	147,624
Derivative liabilities	12,870	260	—	291	—	13,421	—	13,421
Secured financing agreements, net	9,097,985	1,225,548	787,396	714,237	773,244	12,598,410	(21,560)	12,576,850
Collateralized loan obligations and single asset securitization, net	2,210,798	405,318	—	—	—	2,616,116	—	2,616,116
Unsecured senior notes, net	—	—	—	—	1,828,590	1,828,590	—	1,828,590
VIE liabilities, at fair value	—	—	—	—	—	—	59,752,922	59,752,922
Total Liabilities	11,378,920	1,640,043	802,153	773,448	2,875,608	17,470,172	59,731,418	77,201,590
Temporary Equity: Redeemable non-controlling interests	—	—	214,915	—	—	214,915	—	214,915
Permanent Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	—	3,123	3,123	—	3,123
Additional paid-in capital	1,735,397	600,412	(365,922)	(388,196)	4,091,685	5,673,376	—	5,673,376
Treasury stock	—	—	—	—	(138,022)	(138,022)	—	(138,022)
Accumulated other comprehensive income	40,953	—	—	—	—	40,953	—	40,953
Retained earnings (accumulated deficit)	4,573,374	42,577	1,161,334	1,413,142	(6,697,321)	493,106	—	493,106
Total Starwood Property Trust, Inc. Stockholders’ Equity	6,349,724	642,989	795,412	1,024,946	(2,740,535)	6,072,536	—	6,072,536
Non-controlling interests in consolidated subsidiaries	115	—	208,519	152,461	—	361,095	261	361,356
Total Permanent Equity	6,349,839	642,989	1,003,931	1,177,407	(2,740,535)	6,433,631	261	6,433,892
Total Liabilities and Equity	$17,728,759	$2,283,032	$2,020,999	$1,950,855	$135,073	$24,118,718	$59,731,679	$83,850,397